Borrowings (Tables)	3 Months Ended
Mar. 31, 2022
Borrowings
Schedule of borrowings

Borrowings are summarized as follows (in thousands):

	March 31,	December 31,
	2022	2021
Loan from lessor	$1,116	$1,170
EIB Loan	6,728	—
Total Borrowings	7,844	1,170
Less: Borrowings, current portion	(125)	(126)
Total Borrowings, net of current portion	$7,719	$1,044